                                                                    Exhibit 10.6

ABOUT "XIAN OCEAN PARK" CONSULTANT CONTRACT


Party A:  "Guangzhou Ocean Life Limited"
Address:  Guanzhou.......

Party B:  King Yuen Investment Development Limited
Address:  1008 Shen-Tak Centre West 168-200 Connaught Road


"Xian Ocean Park" is one of the major tourism development project in Xian city, Shanxi Province. The development objective is attracting advance technology, facilities, management skill and providing public with knowledge about Ocean Life so as to obtain economic and social efficiency.

To ensure the achievement of the project, a "Xian Ocean Park" consultant agreement is signed by party A and B.

1.        Consultancy services content

Party B has many years' experience in the investment and construction in the Mainland China and has extensive social network overseas. It is powerful technically and economically. It will provide consulting services related to the project according to party B's requirements. The services include advising on the planning and construction proposal of "Xian Ocean Park", preparing possibility study and arguments. arranging progress meetings at a hotel in Xian city, and promoting, financing the "Xian Ocean Park" both in the Mainland China and overseas.

2.       Term of service

Starting from January 1996, Party B provided consultancy services to Party A.

The term of service is five years. Both parties will signed an extension agreement three months before the termination of this agreement. If party A want to terminate this consultant contract due to the dissatisfaction of party B's service, a three month notice is required.

3.       Service fee

Party A should pay party B the consulting service fee according to the schedule as follows:

1996                       RMB 2.88 M
1997                       RMB 3.60 M
1998                       RMB 3.60 M
1999                       RMB 4.32 M
2000                       RMB 4.32 M

4.       Payment schedule

The above service fee will be paid in two equal installments every year. That is every June 31 and December 31.

5.       Default

Party A:

If party A does not pay the service fee to party B according to the schedule, additional penalty charge of 3% of the balance payable is required every one month overdue.

Party B:

If party B does not complete part of the task according to the commitment, it must repay the related consulting fee with 3% additional penalty charge to party A.

6.       Arbitrage

If solution cannot be reached on arguments of this agreement, arbitrage should be submitted to the China International Economic Trade Arbitrage Committee.

Except the part under arbitrage, the rest of the agreement should continued to execute.

7.       Other

If party B need to employ other international consulting company for some services, previous notification and approval from party A is required.

This agreement has four copies, both parties keep two copies.

Party A: Guangzhou Ocean Life Limited

Party B: King Yuen Investment Development Limited

Date:    December 8, 1995

ABOUT "XIAN OCEAN PARK" CONSULTANT CONTRACT

Party A: Guangzhou Ocean Life Limited
Address: Guanzhou, PRC

Party B: Malee Consultants Limited
Address: P.O. Box 71, Craigmair Chambers, Road Town, Tortola, BVI
Correspondence address:    1008 Shen Tak Centre West 168-200 Connaught Road

"Xian Ocean Park" is one of the major tourism development project in Xian city, Shanxi Province. The development objective is attracting advance technology, facilities, management skill and providing public with knowledge about Ocean Life so as to obtain economic and social efficiency.

To ensure the achievement of the project, a "Xian Ocean Park" consultant agreement is signed by party A and B.

1.       Consultancy services content

Party B has many years' experience in the investment and construction in the Mainland China and has extensive social network overseas. It is powerful technically and economically. It will provide consulting services related to the project according to party B's requirements. The services include advising on the planning and construction proposal of "Xian Ocean Park", arrange feasibility study and arguments to be made, arranging progress meetings at a hotel in Xian city, and promoting , financing the "Xian Ocean Park" both in the Mainland China and overseas.

2.       Term of service

Starting from January 1997, Party B provided consultancy services to Party A.

The term of service is four years. Both parties will signed an extension agreement three months before the termination of this agreement. If party A want to terminate this consultant contract due to the dissatisfaction of party B's service, a three month notice is required,

3.       Service fee

Party A should pay party B the consulting service fee according to the schedule as follows:

1997                       RMB  6.48 M
1998                       RMB  3.60 M
1999                       RMH  4.32 M
2000                       RMIR 4.32 M

4.       Default

Party A:

If party A does not pay the service fee to party B according to the schedule, additional penalty charge of 3% of the balance payable is required every one month overdue.

Party B:

If party B does not complete part of the task according to the commitment, it must repay the related consulting fee with 3% additional penalty charge to party A,

5.       Arbitrage

If solution cannot be reached on arguments of this agreement, arbitrage should be submitted to the China International Economic Trade Arbitrage Committee.

Except the part under arbitrage, the rest of the agreement should continued to execute.

6.       Other

If party B need to employ other international consulting company for some services, previous notification and approval from party A is required.

This agreement has four copies, both parties keep two copies.

Party A: Guangzhou Ocean Life Limited

Signature

Party B: Malee Consultants Ltd

Signature

Date:    Jun 2, 1998